June 2021 / Confidential Investor Presentation November 2022

2 Disclaimer This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any securities or other instruments of Douglas Elliman Inc. (“Douglas Elliman Inc.”, “DOUG” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect the Company’s expectations or beliefs with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Douglas Elliman Inc.’s capital expenditures impact its expected free cash flow and the other risk factors described in Douglas Elliman Inc.’s annual report on Form 10-K for the year ended December 31, 2021 and Form 10-Q for the quarterly period ended September 30, 2022, when filed with the SEC. Please also refer to Douglas Elliman Inc.'s Current Reports on Form 8-K, filed on March 1, 2022 and November 3, 2022 (Commission File Number 1-41054) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise any forward- looking statements in this presentation.

3 Investment Highlights Unique Investment Opportunity in Tech-Enabled Residential Real Estate Brokerage with Comprehensive Suite of Real Estate Solutions, Industry-leading Brand Name and Talented Team of Employees and Agents Cutting-edge property technology supportive of agent recruitment, retention and productivity Strong platform for continued long-term growth Comprehensive solution provides for multiple revenue streams and monetization of valuable agent relationships Experienced management team with substantial real estate expertise and a track record of driving long-term growth Industry-leading brand name with a strong presence in most major U.S. luxury markets Attractive financial profile with significant operating leverage and balance sheet strength

4 ⚫ Founded in 1911 as a pioneer in the real estate industry that has continued to challenge the status quo through innovation and high- quality service provided by best-in-class real estate agents ⚫ Leading brand associated with service, luxury and forward thinking operating in markets that are primarily densely populated international finance and technology hubs offering housing inventory at premium price points ⚫ Core residential real estate brokerage and world-class development sales and marketing (“DEDM”) business complemented with ancillary services including property management, title and escrow services ⚫ Comprehensive suite of technology-enabled real estate solutions that bring efficiency, market intelligence and competitive advantage to our agents while supporting agent recruitment, retention and productivity ⚫ Technology powered by leading providers and our investments in innovative PropTech companies keeps our agents on the cutting edge with solutions that can be quickly integrated into our infrastructure, while also allowing us to remain asset-light ⚫ With a strong balance sheet and history of reporting operating profits, well-positioned to capitalize on opportunities in the U.S. residential real estate market Douglas Elliman at a Glance Bryant Kirkland Senior Vice President, Treasurer and Chief Financial Officer Marc Bell Senior Vice President, Secretary and General Counsel David Ballard Senior Vice President, Enterprise Efficiency and Chief Technology Officer Howard Lorber Chairman, President and Chief Executive Officer Richard Lampen Director, Executive Vice President and Chief Operating Officer Scott Durkin President and Chief Executive Officer, Douglas Elliman Realty LLC Experienced and Skilled Management Team

5 Douglas Elliman’s Geographical Footprint ~6,900 affiliated agents across approximately 110 U.S. offices Alliance with Knight Frank provides an international network of an additional 384 offices across, 51 countries and approximately 16,000 agents #6 Nationally One of the Largest in New York California(3) Colorado(2) Texas Florida(5) New York City New York New Jersey Massachusetts(1) Connecticut GTV: $6.6b Market Share: 5.5% GTV: $1.2b Market Share: 29.5% GTV: $1.3b GTV: $12.4b Market Share: 18.4% New York City GTV: $16.8b Market Share: 20.8% NYC Metro(4) GTV: $10.0b Market Share: 15.4% Massachusetts GTV: $500m Market Share: 12.3% Source: Miller Samuel reports. Note: Market share and rankings represent LTM 9/30/2022 based on gross transaction value (“GTV”). Figures based on transaction close date. GTV in each selected region represents LTM 9/30/2022. Market share is defined as the dollar value of a transaction where Douglas Elliman is represented on either side of the transaction divided by the total dollar volume of transactions in a market. If Douglas Elliman is representing both sides of the transaction, the volume from one side of the transaction is counted. 1) Includes Boston. Market share information does not include 2022 expansion market of Nantucket. 2) Includes Aspen and Snowmass Village. Does not include 2022 expansion into Basalt. 3) Includes Los Angeles (Westside and Downtown), Malibu, Malibu Beach, Orange County and San Diego County. Does not include 2022 expansion into Newport Beach. 4) Includes Long Island, North Fork, Hamptons, Greenwich and Westchester County. Does not include 2022 expansion into New Canaan, CT. 5) Includes Boca Raton / Highland Beach, Coral Gables, Delray Beach, Fort Lauderdale, Palm Beach Gardens, Jupiter, Manalapan, Miami, Palm Beach, St. Petersburg, Tampa, Wellington and West Palm Beach. Market share information does not include 2022 expansion markets of Vero Beach and Ponte Vedra Beach. Entered Market in 2022 Las Vegas

6 Comprehensive Solution Provides for Multiple Revenue Streams • DEDM offers expertise in sales, leasing and marketing for new developments throughout key markets in the United States and internationally New Sales and Development Marketing Platform • Advising sellers: Assist in pricing a property and preparing it for sale, advertising, showing to prospective buyers and negotiating terms of sale and closing transaction • Advising buyers: Locating / showing properties and assisting in negotiating terms of sale and closing transaction Residential Real Estate Brokerage • Acts in the capacity of a title insurance agent and sells title insurance to property buyers and mortgage lenders • Leading escrow services provider in select markets including holding escrow funds trust account, delivering documents for property recording and releasing funds to the seller and appropriate parties Title Insurance & Escrow Services • Full range of fee-based management services for cooperative, condominium and rental apartment buildings in New York City, Nassau County, Long Island City and Westchester County Residential Property Management Services

7 LTM 9/30/22 Average(8): $1,604 Industry-leading Brand Name with a Strong Presence in U.S. Luxury Markets $1,580.0 $1,128.4 $657.3 $555.1 $351.3 Douglas Elliman Compass Anywhere Redfin eXp Realty Highest Transaction Values in the Industry Average Selling Price (2021)(7) ($ thousands) Leading Presence in Large Luxury Markets ✓ Markets are primarily international finance and technology hubs that are densely populated and offer inventory at premium prices ✓ Large national presence augmented by alliance with Knight Frank, providing an international network of an additional 384 offices across 51 countries with approximately 16,000 agents ✓ Significant market share in several luxury markets including New York, Florida, California, Texas and Colorado, among others ✓ Douglas Elliman is the sixth largest brokerage nationally and one of the largest in New York by sales volume 19% 20% 11% 1% 22% 0% 21% 15% 18% 6% 30% 12% NYC NYC Metro Florida California Colorado Boston 2017 LTM 9/30/22 Market Share by Volume(1) (2) 1) Source: Miller Samuel reports. Market share is defined as the dollar value of a transaction where Douglas Elliman is represented on either side of the transaction divided by the total dollar volume of transactions in a market. If Douglas Elliman is representing both sides of the transaction, the volume from one side of the transaction is counted. 2) Includes Long Island, North Fork, Hamptons, Greenwich and Westchester County. Does not include 2022 expansion into New Canaan, CT. 3) Includes Boca Raton / Highland Beach, Coral Gables, Delray Beach, Fort Lauderdale, Palm Beach Gardens, Jupiter, Manalapan, Miami, Palm Beach, St. Petersburg, Tampa, Wellington and West Palm Beach. Does not include 2022 expansion markets of Vero Beach and Ponte Vedra Beach. 4) Includes Los Angeles (Westside and Downtown), Malibu, Malibu Beach, Orange County and San Diego County. Does not include 2022 expansion into Newport Beach. 5) Includes Aspen and Snowmass Village. Does not include 2022 expansion into Basalt. 6) Includes Boston. Does not include 2022 expansion market of Nantucket. 7) Represents average selling price for publicly traded real estate brokerage firms by volume. 8) Represents average for LTM ended 9/30/2022. (3) (4) (5) (6)

8 Cutting-edge Technology Supportive of Agent Recruitment, Retention and Productivity Powered by industry leading technology capabilities developed by innovative PropTech leaders and start-ups • Premier, customizable, mobile-friendly and cloud-based agent portal that integrates all agent resources in one user-friendly suite • Fully mobile-friendly, allowing agents to manage their business anytime, anywhere and on any device, in coordination with Elliman Everywhere platform • AI integrated data assets that back automated and simplified agent workflows that incorporates expansive data-rich dashboards and reports StudioPro • Comprehensive platform which includes a customer relationship management system, digital transaction management and custom DIY marketing templates • Provides agents one place to manage their network, initiate marketing via email, social or print – and even close deals

9 * New Valley Ventures PropTech Investee Company MyDouglas | Complete Set of Capabilities Capabilities Solutions Artificial Intelligence (“AI”) and Predictive Analytics Team Management Agent Social Media • Learning Management System • MyDouglas Team Views • Team Deal Management Agent Brand Management VideoBolt – One-Click Video Creation/Virtual Tours • Elliman.com • Custom Property Websites Listing Management CMA • Home Valuation • MyDouglas – Listing Analytics • Digital Ad Campaigns • StudioPro – Open House Management • Regional Listings Insights Current Clients and Customers StudioPro – CRM • StudioPro – Email Marketing • StudioPro – Marketing Center • Client Portal Services Performance Analytics YTD Total GCI Deals and Volume Summary • Commission Check Tracking Deal Management StudioPro – Transaction Management • Title and Escrow Services • MLS Services – Collaborative Home Search • StudioPro – Listing Tour • Scheduling and Coordination • Digitized eSignature • eNotary service Post-Closing Client and Customer Stewardship Home Services • Client Portal • New Development Marketing • Digital Board Packages (NYC only)

10 Open Architecture Technology Infrastructure Open Architecture Technology Infrastructure, Kept State-of-the-art Through Strategic Investments in Early Stage PropTech Companies with Technology Purpose-built for the Real Estate Industry Key Benefits of Our Technology Strategy Recent PropTech Investments Financial program that gives real estate agents instant access to future commissions Rewards program which allows renters to earn points on payments Dashboard for real estate agents’ marketing, CRM and transaction management Platform that cuts out inefficiencies of home repairs White label client- facing digital concierge service Automated artificial intelligence platform to aid in home buying Benefits to Agents Benefits to Douglas Elliman • Access to a variety of platforms that cater to agents’ preferred way of doing business – Presented as one integrated platform • Cloud-native, plug & play modular infrastructure – Allows new features and functionality to be rolled out quickly with scalability and vendor optionality • Differentiated and early access to new technology • Ability to service clients post-transaction • MyLearning platform enables agents and employees with online tools for growth and development • Better ROI than in-house development – In-house development is costly, takes longer to bring new tech to market and rarely generates the most cutting-edge solutions – Innovation best fostered in smaller, purpose-built technology firms that operate outside of large corporations • Valuation growth of break-through tech firms • Mission critical technology outsourced to best-in-class technology firms – Website hosting, agent portal, deal & listing management, marketing systems and back-office systems • Gain access to distribution network of approximately 6,900 agents nation-wide • Maintain independence and ability to scale and innovate at “start-up speed” • Incentivizes management of young firms to grow broadly, creating industry-wide solutions that go beyond the needs of just one brokerage Benefits to PropTech Firms Platform that has fleets of electric vehicles that can be shared Platform generates hand- written notes on behalf of sales-oriented professionals

11 • Further grow leadership position in New York while entering and expanding into adjoining markets where the Douglas Elliman brand has strong awareness and brand equity, including Florida, California, Colorado and Texas • Recent entry into the Las Vegas, Austin, Dallas and St. Petersburg markets, whose combined annual transaction value is approximately $50 billion • Disciplined regional expansion to protect our luxury brand and keep focus on premium markets • Opportunity to expand markets currently served by more than 50% in terms of annual transaction value Strong Platform for Continued Growth Continue Executing on DEDM Growth Strategy Expand Footprint into Adjoining Markets Expand Ancillary Services to Enhance Client Experience and Drive Growth • Highly successful hybrid platform of matching experienced new development experts with skilled brokerage professionals provides differentiated expertise and real-time market intelligence to clients • Established pipeline provides clear path to expansion into new markets (e.g., Texas) and provides opportunities for medium to long-term growth • Technology to be key differentiator in terms of adoption by agents, delivery to clients and disruption of traditional business models $50.9 $64.3 $72.9 $47.4 $81.9 $78.5 2017 2018 2019 2020 2021 LTM 9/30/22 DEDM Revenue ($ millions) Negative COVID-19 Impact Ancillary Offerings Current Future Renovation Staging Property Management Title Insurance Escrow Security Home Services Market Expansion Opportunity Less than $4bn $4bn - $15bn Greater than $15bn Charleston Clearwater Denver Jacksonville Nashville Raleigh-Durham Charlotte Sacramento County Salt Lake City San Antonio San Francisco Santa Fe Scottsdale Tampa Annual Transaction Value 15 markets representing approximately $125bn of Combined Annual Transaction Value(1) 1) Source: Miller Samuel and other industry reports. Aggregate annual transaction volume based on 3Q’22 annualized figures for selected expansion regions. DC Metro

12 California Texas Florida Overview • Purchased Teles Properties in 2017 • Purchased interest in Texas brokerage in 2021 • High profile recruitment of teams in Naples, Vero Beach, Fort Lauderdale and Ponte Vedra Beach in 2021 and 2022 Benefits to Douglas Elliman • Ability to expand in southern California’s luxury markets, such as Beverly Hills, Newport and Brentwood • Added more than $65M Gross Commission Income (“GCI”) and approximately 600 agents and 20 offices • Ability to expand in luxury markets in Texas such as Houston, Dallas and Austin both in residential sales and new development marketing • Added more than $40M GCI, and more than 300 agents in 8 offices • Ability to expand in luxury markets in southwest and north Florida • Added approximately $20M GCI Strong Platform for Continued Growth (Cont.) Continue to Recruit Best-in- Class Agents Opportunistically Pursue Acquisitions and Aqui-hires 91% 90% 94% 88% 2019 2020 2021 LTM 9/30/22 1) Retention, in any particular period, is calculated as the quotient of the prior period revenue generated by agents retained in the subject year period divided by the prior year period revenue generated by all agents, whether or not retained. We use retention as a measure of the stability of the agents that are on the Douglas Elliman platform. • We will continue to seek through M&A attractive groups of agents from core and adjacent markets that fit with our brand and accelerate our growth Retention(1) High profile recruitmentHigh retention Long-tenured agents • In 2021, 86% of revenue was attributable to agents with more than 3 years of tenure • In 2019, 2020 and 2021, average retained agent was ~2.5x to ~3.0x more productive than departed agents

13 $201.5 $188.0 $15.2 $20.8 $35.4 $42.5 $16.8 2019 LTM 9/30/22 Other OpEx Technology Activity Driven Operating Expenses Acquisitions Strong Platform for Continued Growth (Cont.) Invest in Compelling PropTech Opportunities that Facilitate Growth and Differentiation Relentlessly Pursue Operational Efficiencies • Grow New Valley Ventures and create a portfolio of PropTech companies that, through our investment and commercial relationships, have access to our operating businesses/distribution, as well as our know-how and experience, to grow their own businesses, while also propelling our growth and competitive differentiation • Invest strategically in early-stage PropTech companies that equip our stakeholders with early and differentiated access to cutting-edge and industry-leading technology built in entrepreneurial environments • Enable us to benefit from potential adjacent revenue streams and valuation growth of breakthrough PropTech firms • Focus on efficiency to continue following recent expense reduction initiatives – $13.5 million of expense savings realized from 2019 to LTM 9/30/2022(2) – 6.7% reduction occurred during inflationary period of 12.7%(4) • Expense discipline a top priority as we seek benefits of operating leverage Real Estate Brokerage Segment Adjusted Operating Expenses(1) ($ millions) 1) Total operating expenses were $787.6 million for the year ended December 31, 2019, $1.251 billion for the year ended December 31, 2021, as well as $936 million and $928.5 million for the nine months ended September 30, 2021, and 2022, respectively, and $1.244 billion for the last twelve months ended September 30, 2022. Real Estate Brokerage Segment Adjusted Operating Expenses is a Non-GAAP Measure and a reconciliation from operating expenses to Real Estate Brokerage Segment Adjusted Operating Expenses is included on page 23. Excludes real estate commissions, direct expenses related to ancillary services, depreciation and amortization, loss on disposal of assets, non-cash stock compensation and expenses associated with the Corporate and other segment. 2) Represents other operating expenses. 3) Discretionary compensation and advertising expenses (associated with level of business). 4) U.S. CPI Urban Consumers increased from 255.361 to 287.708 from June 30, 2019 to March 31, 2022 (midpoint of each period). (3) $268.1 $252.1

DOUGLAS ELLIMAN FINANCIAL OVERVIEW

15 Attractive Financial Profile 1) As of September 30, 2022. Please see page 21, "Balance Sheet" of Douglas Elliman Inc. The Balance Sheet reports $192.7 million of cash and $3.1 million of current portion of notes payable and other obligations. Disciplined expense management drives significant operating leverage Strong performance across KPIs Operating leverage and limited capital expenditure requirements drive cash flow conversion, supporting future growth initiatives and stockholder dividends Strong balance sheet with approximately $190 million of net cash(1)

16 Financial Summary 1) Adjusted EBITDA attributed to Douglas Elliman Inc. is a non-GAAP measure. Net income (loss) was $8.5 million, ($46.4) million, $98.8 million and $33.0 million for the years ended December 31, 2019, 2020 and 2021 and for the last twelve months ended September 30, 2022. Please refer to Page 22 for a reconciliation from Net Income to Adjusted EBITDA attributed to Douglas Elliman Inc. 2) Operating (loss) income for the Real estate brokerage segment was ($3.5) million, ($49.3) million, $102.1 million and $56.8 million for the years ended December 31, 2019, 2020 and 2021 and for the last twelve months ended September 30, 2022. Please refer to Page 22 for a reconciliation from Net Income to Adjusted EBITDA for the Real Estate Brokerage Segment. Revenue Capital Expenditures ($ millions) $8.1 $6.1 $4.1 $7.6 2019 2020 2021 LTM 9/30/22 $784.1 $774.0 $1,353.1 $1,280.1 2019 2020 2021 LTM 9/30/22 Adjusted EBITDA attributed to Douglas Elliman Inc. (1) $5.2 $22.1 $110.7 $53.4 0.7% 2.9% 8.2% 4.2% 2019 2020 2021 LTM 9/30/22 Adj. EBITDA Adj. EBITDA Margin Adjusted EBITDA for Real Estate Brokerage Segment (2) $5.2 $22.1 $110.7 $68.5 0.7% 2.9% 8.2% 5.4% 2019 2020 2021 LTM 9/30/22 Adj. EBITDA Adj. EBITDA Margin

17 Business Mix $18.2 $22.4 $24.6 $25.4 $28.1 $28.8 $29.1 $51.2 $48.9 2014 2015 2016 2017 2018 2019 2020 2021 LTM 9/30/22 LTM 9/30/22 Revenue Gross Transaction Value ($ billions) $1,143.8M $78.5M $36.8M $20.9M $1.280B Commissions and Other Brokerage Income – Existing Home Sales Commissions and Other Brokerage Income – Development Marketing Property Management Other Ancillary Services

18 Investment Highlights Unique Investment Opportunity in Tech-Enabled Residential Real Estate Brokerage with Comprehensive Suite of Real Estate Solutions, Industry-leading Brand Name and Talented Team of Employees and Agents Cutting-edge property technology supportive of agent recruitment, retention and productivity Strong platform for continued long-term growth Comprehensive solution provides for multiple revenue streams and monetization of valuable agent relationships Experienced management team with substantial real estate expertise and a track record of driving long-term growth Industry-leading brand name with a strong presence in most major U.S. luxury markets Attractive financial profile with significant operating leverage and balance sheet strength

APPENDIX

20 Combined Consolidated Statement of Operations Year Ended Nine Months Ended LTM 12/31/2019 12/31/2020 12/31/2021 9/30/2021 9/30/2022 9/30/2022 Revenues: Commissions and other brokerage income $742,414 $733,751 $1,292,416 $974,048 $903,917 $1,222,285 Property management 35,461 35,115 37,345 28,289 27,786 36,842 Other ancillary services 6,233 5,121 23,377 16,575 14,144 20,946 Total revenues $784,108 $773,987 $1,353,138 $1,018,912 $945,847 1,280,073 Expenses: Real estate agent commissions 525,233 546,948 985,523 737,767 686,440 934,196 Sales and marketing 76,897 64,097 77,174 59,331 64,145 81,988 Operations and support 65,044 49,895 71,641 56,697 55,872 70,816 General and administrative 96,540 76,134 92,798 64,481 99,227 127,544 Technology 15,236 14,858 15,343 11,302 16,809 20,850 Depreciation and amortization 8,638 8,537 8,561 6,409 6,033 8,185 Loss on disposal of assets - 1,169 - - - - Impairments of goodwill and intangible assets - 58,252 - - - - Restructuring expenses - 3,382 - - - - Operating income (loss) ($3,480) ($49,285) $102,098 $82,925 $17,321 $36,494 Other income: Interest income 600 190 83 65 564 582 Equity in earnings (losses) from equity-method investments 8,472 225 (278) (118) (477) (637) Change in fair value of contingent liability 3,157 2,149 (1,647) (3,252) - 1,605 Investment income 64 843 529 566 3,026 2,989 Income (loss) income before provision for income taxes $8,813 ($46,328) $100,785 $80,186 $20,434 $41,033 Income tax (benefit) expense 354 44 2,133 1,656 8,173 8,650 Net income (loss) $8,459 ($46,372) $98,652 $78,530 $12,261 $32,383 Net loss attributed to non-controlling interest - - 186 120 532 598 Net income (loss) attributed to Douglas Elliman Inc. $8,459 ($46,372) $98,838 $78,650 $12,793 $32,981 Per diluted common share: Net income (loss) attributed to Douglas Elliman Inc. $0.11 ($0.60) $1.27 $1.01 $0.16 $0.42 ($ thousands, except per share amounts)

21 Consolidated Balance Sheet December 31, September 30, 2021 2022 ASSETS: Current assets: Cash and cash equivalents $211,623 $192,734 Receivables 32,488 26,684 Agent receivables, net 9,192 14,481 Income taxes receivable, net - 1,241 Restricted cash and cash equivalents 15,336 5,717 Other current assets 12,166 16,123 Total current assets $280,805 $256,980 Property, plant and equipment, net 39,381 40,734 Operating lease right-of-use assets 123,538 120,376 Long-term investments at fair value 8,094 11,436 Contract assets, net 28,996 35,991 Goodwill 32,571 32,230 Other intangible assets, net 74,421 73,844 Equity-method investments 2,521 1,615 Other assets 4,842 6,853 Total assets $595,169 $580,059 LIABILITIES AND STOCKHOLDERS’ EQUITY: Current liabilities: Current portion of notes payable and other obligations $12,527 $3,146 Current operating lease liabilities 22,666 22,701 Income taxes payable, net 1,240 - Accounts payable 5,874 7,263 Commissions payable 35,766 26,783 Accrued salaries and benefits 25,446 17,492 Contract liabilities 6,689 7,002 Other current liabilities 22,259 18,641 Total current liabilities $132,467 $103,028 Notes payable and other obligations less current portion 176 161 Deferred income taxes, net 11,412 11,605 Non-current operating lease liability 129,496 123,482 Contract liabilities 39,557 51,053 Other liabilities 188 96 Total liabilities $313,296 $289,425 Commitments and contingencies - - Stockholders’ equity Common stock and additional paid-in-capital 279,312 287,625 Retained earnings 622 1,227 Non-controlling interest 1,939 1,782 Total stockholders’ equity $281,873 $290,634 Total liabilities and stockholders’ equity $595,169 $580,059 ($ thousands)

22 1) Represents equity in (earnings) losses recognized from Douglas Elliman’s investment in equity method investments that are accounted for under the equity method and are not consolidated in Douglas Elliman’s financial results. 2) Represents restructuring related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model. 3) Represents non-cash intangible asset impairment charges related to the goodwill and trademark of Douglas Elliman Realty, LLC. 4) Represents amortization of stock-based compensation. $3,278 is attributable to the Real estate brokerage segment and $5,198 is attributable to the Corporate and other segment for the nine months ended and last twelve months ended September 30, 2022. Adjusted EBITDA Reconciliation Year Ended Nine Months Ended LTM 12/31/2019 12/31/2020 12/31/2021 9/30/2021 9/30/2022 9/30/2022 Net income (loss) $8,459 ($46,372) $98,838 $78,650 $12,793 $ 32,981 Interest income, net (600) (190) (83) (65) (564) (582) Income tax expense 354 44 2,133 1,656 8,173 8,650 Net loss attributed to non-controlling interest - - (186) (120) (532) (598) Depreciation and amortization 8,638 8,537 8,561 6,409 6,033 8,185 Equity in (earnings) losses from equity method investments(1) (8,472) 225 278 118 477 637 Restructuring(2) - 3,382 - - - - Loss on disposal of assets - 1,169 - - - - Impairments of goodwill and other intangible assets(3) - 58,252 - - - - Change in fair value of contingent liability (3,157) (2,149) 1,647 3,252 - (1,605) Stock-based compensation expense(4) - - - - 8,476 8,476 Other, net (64) (843) (529) (566) (3,026) (2,989) Adjusted EBITDA attributed to non-controlling interest - - 40 57 222 205 Adjusted EBITDA attributed to Douglas Elliman $5,158 $22,055 $110,699 $89,391 $32,052 $53,360 Operating Income by Segment Real estate brokerage ($3,480) ($49,285) $102,098 $82,925 $37,619 $56,792 Corporate and other - - - - (20,298) (20,298) Total ($3,480) ($49,285) $102,098 $82,925 $17,321 $36,494 Adjusted EBITDA Attributed to Douglas Elliman by Segment Real estate brokerage $5,158 $22,055 $110,699 $89,391 $47,152 $68,460 Corporate and other - - - - (15,100) (15,100) Total $5,158 $22,055 $110,699 $89,391 $32,052 $53,360 Number of transactions 23,479 22,686 32,400 24,093 22,213 30,520 ($ thousands)

23 Adjusted Operating Expenses Reconciliation Year Ended Year Ended Nine Months Ended LTM 12/31/2019 12/31/2021 9/30/2021 9/30/2022 9/30/2022 Total Operating Expenses(1) $787,588 $1,251,040 $935,987 $928,526 $1,243,579 Items excluded from total expenses to determine Real Estate Brokerage Segment Adjusted Operating Expenses Real estate agent commissions (525,233) (985,523) (737,767) (686,440) (934,196) Variable expenses related to ancillary services(2) (1,461) (10,334) (7,033) (6,026) (9,327) Depreciation and amortization (8,638) (8,561) (6,409) (6,033) (8,185) Loss on disposal of assets(3) (136) (186) (29) (11) (168) Non-cash stock compensation - real estate brokerage segment - - - (3,278) (3,278) Operating expenses - Corporate and other segment - - - (20,298) (20,298) Real Estate Brokerage Segment Adjusted Operating Expenses $252,120 $246,436 $184,749 $206,440 $268,127 ($ thousands) 1) Operating expenses include expenses reflected in the Company's Combined Consolidated Statements of Operations (for all periods presented) under the category "Expenses" and classified as "Real estate agent commissions", "Sales and marketing", "Operations and support", "General and administrative", "Technology“ and "Depreciation and amortization.” 2) Included in "Operations and support" in the Company's Combined Consolidated Statements of Operations for all periods presented. 3) Included in "General and administrative” on the Company's Combined Consolidated Statements of Operations for all periods presented.